KRATON PERFORMANCE POLYMERS, INC. Credit Suisse Market Update June 2011 Exhibit 99.1

Forward Looking Statement Disclosure
This presentation may include “forward-looking statements” that reflect our plans, beliefs, expectations and current views with respect to, among other things, future events and financial performance.  Forward-looking statements are often characterized by the use of words such as “believes,” “estimates,” “expects,” “projects,” “may,” “intends,”
“plans” or “anticipates,” or by discussions of strategy, plans or intentions. All forward-looking statements in this presentation are made based on management's current expectations and estimates, which involve risks, uncertainties and other factors that could cause actual results to differ materially from those expressed in forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements. These risks and uncertainties are more fully described in “Part I. Item 1A. Risk Factors” contained in our Annual Report on 10-K, as filed with the Securities and Exchange Commission and as subsequently updated in our Quarterly Reports on Form 10-
Q, and include risks related to: conditions in the global economy and capital markets; our reliance on LyondellBasell
Industries for the provision of significant operating and other services; the failure of our raw materials suppliers to perform their obligations under long-term supply agreements, or our inability to replace or renew these agreements when they expire; limitations in the availability of raw materials we need to produce our products in the amounts or at the prices necessary for us to effectively and profitably operate our business; competition in our end-use markets, by other producers of SBCs and by producers of products that can be substituted for our products; our ability to produce and commercialize technological innovations; our ability to protect our intellectual property, on which our business is substantially dependent; infringement of our products on the intellectual property rights of others;
seasonality in our Paving and Roofing business; financial and operating constraints related to our substantial level of indebtedness; product liability claims and other lawsuits arising from environmental damage or personal injuries associated with chemical manufacturing; political and economic risks in the various countries in which we operate;
the inherently hazardous nature of chemical manufacturing; health, safety and environmental laws, including laws that govern our employees’ exposure to chemicals deemed harmful to humans; regulation of our customers, which could affect the demand for our products or result in increased compliance costs; international trade, export control, antitrust, zoning and occupancy and labor and employment laws that could require us to modify our current business practices and incur increased costs; our relationship with our employees; loss of key personnel or our inability to attract and retain new qualified personnel; fluctuations in currency exchange rates ; the fact that we do not enter into long-term contracts with our customers; a decrease in the fair value of our pension assets, which could require us to materially increase future funding of the pension plan; and concentration of ownership among our principal stockholder, which may prevent new investors from influencing significant corporate decisions. We assume no obligation to update such information. Further information concerning issues that could materially affect financial performance related to forward looking statements can be found in our periodic filings with the Securities and
Exchange Commission.

GAAP Disclaimer
This presentation includes the use of both GAAP (generally accepted accounting principles) and non-GAAP financial measures. The non-GAAP financial measures are EBITDA and Adjusted EBITDA. The most directly comparable GAAP financial measure is net income/loss. A reconciliation of the non-GAAP financial measures used in this presentation to the most directly comparable GAAP measure is included herein. We consider EBITDA and
Adjusted EBITDA important supplemental measures of our performance and believe they are frequently used by investors and other interested parties in the evaluation of companies in our industry. EBITDA and Adjusted EBITDA have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results under GAAP in the United States.

Business Strategy

Leverage
Leadership
Position
Drive Growth
Through
Innovation
Maintain Focus
on Margin
Expansion
Invest in
Growth and
Infrastructure
Industry-leading expertise in market and application development
Worldwide manufacturing, technical support and customer service footprint
Leading market share across multiple end use markets
Deliver application-based solutions to meet specific customer needs
Continue to commercialize next generation of innovations
Expand pipeline of innovation projects
Demonstrate progress through improvement in Vitality Index
Develop new applications for SBCs that do not exist today, improving portfolio mix over time
Eliminate marginally profitable products
Continue value pricing model – extract value for complexity and unique solutions
Proactively manage raw material price volatility
Lever inherent operating leverage
Capitalize on organic growth opportunities
Asian HSBC capacity
Expansion of IR Latex capacity in Paulinia, Brazil (completed May 2011)
Evaluating needs for next increment of IR Latex capacity
Pursue appropriate M&A opportunities

Clear Leader in Attractive Markets
Market Position
2010 Revenue
(1)
#1
~77%
Adhesives, Sealants,
and Coatings
Advanced Materials
#1
~74%
Paving and Roofing
#1
~63%
Emerging Businesses
(4)
#1
100%
32% 30%
28%
7%
1.9x 2.0x 1.6x N/A
Source: Management  estimates.
(1) Based on 2010 sales of $1,228 million.
(2) Industry volume growth from 2001-2009, Emerging Businesses growth rate refers to Kraton’s Isoprene Rubber (“IR”) and Isoprene Rubber Latex (“IRL”) growth from 2005-2009.
(3) Management’s estimates vs. next largest competitor based on 2009 sales.
(4) The Emerging Businesses end use market includes our IR and IRL business. We believe that we are the only major third-party supplier of IR and IRL, and therefore end use market share metrics are not meaningful.
#1 Market Position and More than 1.6x the Size of Our Closest Competitors
Top 4 Market
Share
Kraton Market
Share Relative To
#2 Competitor
(3)
Growth
(2)
5.9% 7.4% 6.5% 26.8%

Tapes and labels
Non-woven and
industrial adhesives
Industrial and
consumer weather
sealants
White elastomeric roof
coatings
Soft touch for
consumer products
Elastic films (diapers)
Skin care and lotions
Food packaging
Automotive
Medical packaging
Wire and cable (PVC
alternatives)
Examples of End
Use Applications
Asphalt modification
for performance
roadways, bridges and
airports
Asphalt modification
for roofing felts and
shingles
Surgical gloves
Condoms
Medical components

Elastic Films for Disposable Diapers

Kraton as an Alternative for Soft PVC

Before Kraton After Kraton
Kraton Makes Products Better

Stretch in legs only
(Spandex)
Not a fitted garment
High leakage rate
Overall improvement in stretch
(where it’s needed)
Better fit
Low leakage rate
Kraton market share: 50%
2001 – 2009 CAGR: 11.5%
Kraton material as % of Diaper cost: <2%
Phthalate plasticizers
are used to make PVC
soft but they can leach
from finished products
and create health
concerns
Limited recyclability
PVCs are unsafe when
burned or incinerated
improperly
Environmentally friendly – 100% recyclable
Kraton imparts softness, toughness and clarity
Plasticizer & chlorine free
Kraton material as % of finished product cost: <5%

Before Kraton After Kraton
Kraton Makes Products Better

Cracking
Rutting
Frequent
resurfacing
Superior rutting and crack
resistance
Reduced maintenance costs
Improved workability at lower
temperatures
30% to 40% reduction in
thickness (HiMA) delivers
upfront cost savings
PVC has been the predominant
material for soft skins using slush
molding, but has many limitations –
including brittleness and loss of
functionality due to the tendency of
the plasticizer to migrate over time
Better aging properties
Enhanced aesthetics
Reduced fogging
Lower system costs
Reduced component weight
Improved low temperature performance
Recyclability

Innovation-led Top Line Growth
Tremendous growth
Rapidly capture share from $2.2 billion natural
rubber latex industry
Margins well in excess of rest of business
Kraton maintains ~86% market share
Challenging process technology to replicate
for competitors and new entrants
IR line conversion at Belpre, Ohio was
completed June 2011
IRL capacity expansion of Paulinia, Brazil
facility was completed May 2011
Increased IRL capacity by approximately 33%
Case Study: IR and IR Latex Revenue Growth
Key Attributes
$15
$22 $23
$35
$86
$79
$61
2005 2006 2007 2008 2009 2010 TTM
Q1'11
(US$ in millions)

Protective Films

Soft Skins

HiMA

IRL Gloves

NEXAR

Compelling Organic Growth Platforms
Advanced
Materials
Adhesives,
Sealants &
Coatings
Paving and
Roofing
Emerging markets growth
Expansion into new and differentiated markets, such as white elastomeric roof coatings, protective films, oilfield service applications, spray and extrusion coatings, hot melt adhesives, elastic adhesives, labels and sealant applications
Superior performing SBS modified emulsions for
asphalt modification
Low VOC roof coating formulations for superior water resistance, improved adhesion and reduced installation cost
“Green” PVC alternatives for the wire and cable industry
Enabling technology for high performance fabric solutions
“Soft Touch” solutions for the automotive industry
Co-extrusion technology for protective films
Applications
Cariflex
Isoprene
Rubber and
Isoprene
Rubber Latex
Cariflex
TM
Isoprene Rubber and Isoprene Rubber Latex
Medical applications – surgical gloves, medical components
Material substitution – condoms
NEXAR ® – high-end membrane technology
TM

SBCs Are a Growth Industry

SBC Industry Volume (kT)
(1)
SBCs Grow Faster Than GDP
Adoption and penetration of SBCs into
new applications and end-markets lead
to industry growth of ~2x global GDP
Growing demand from emerging
economies
Innovation and new SBC product
introductions
End use application growth (e.g., PVC
alternatives for wire & cable and medical
applications such as IV bags, etc.)
Growing demand for environmentally
friendly and greener alternatives in
electronics, medical, automotive and baby
care markets
Low cost relative to value added /
performance with limited substitution
risk
675
1,112
1,599
2001 2009 2014

20%
14%
13%
12%
14%
13%
11%
5%
2005 2006 2007 2008 2009 2010 Q1'11
TTM
Target
Profit Growth Through Innovation
Approximately 1,053 patents
granted and 349 pending
Innovation continuously
repositions sales mix, improves
margins and drives growth
Innovation platforms include:
PVC-free Wire and cable solutions
IV films for medical packaging
High performance elastic films
Automotive soft skin solutions
NEXAR™ membrane technology
Paving and roofing (HiMA)
Photovoltaic panels
Oilfield service
applications
Innovation Share of Total Revenue (%)
(1)
(1) Innovation revenue defined as revenues of new products (e.g., new polymer, new application of an existing polymer or new step out production technology) introduced within the last 5 years
Vision 20/20: 20% of revenue at 20% margin premium
Increased in
Period of Strong
Volume Growth in
Base Business

Drivers of Free Cash Flow

Attractive
Earnings
Power
Low Level of
Maintenance
Capex
Moderate
Working
Capital Needs
Capital
Structure
Low Cash
Tax Rate
$195 million 2010 Adjusted EBITDA
(1)
Meaningful operating leverage - $50 million of annualized net cost reduction since 2008
Favorable demand drivers are expected to drive strong volume growth
Historical annual maintenance capex of $16 - $22 million
Reduced quantity of finished goods inventory by nearly 20% excluding isoprene rubber build, since year-end 2006, with minimal impact on service levels
Target working capital (excluding cash) at 25% to 27% of revenue
$36 million of cash at March 31, 2011
Net Debt-to-Cap ratio of 41.5% at March 31, 2011, with Net Debt to Adjusted
EBITDA of 1.7x
Refinanced balance sheet February 2011 – No significant debt maturities until
2015
Currently expect 2011 full-year tax rate of approximately 9%
$282 million NOL balance as of December 31, 2010
(1) Adjusted EBITDA is GAAP EBITDA excluding restructuring and related charges, non-cash expenses, and the gain on extinguishment of debt

Investing for Growth In Asia
Asia Pacific SBC market – 53% of
global SBC consumption by volume in
2009
(1)
In 2010 Asia Pacific accounted for 21%
of our total revenue, with 43% derived
from higher margin HSBC products
In 2010 relocated Shanghai, China
office to a new facility (double the
size of the previous location)
Expanded warehouse capacity in
Shanghai Waigaoqiao Free Trade Zone
Forecast strong worldwide growth in HSBC
driven by innovation
Initiated project assessment for a new 30
kT per year HSBC plant in Asia
Site selection expected Q2 2011 with start-
up as early as second half of 2013
(1) Management estimates. Includes SBC consumption for footwear, a market in which Kraton does not actively compete.
Asian HSBC Industry Demand Trends (kT)

27
62
149
2001 2009 2014
Proposed HSBC expansion in Asia
Asia is an important component of Kraton’s growth strategy

Kraton

$5.2
Q1 08
Q2 08
Q3 08
Q4 08
Q1 09
Q2 09
Q3 09
Q4 09
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11

Impact of Monomer Volatility

Kraton has demonstrated
its core competence of
managing volatility in
monomer costs by raising
prices and passing
through costs
Price increases are
implemented in response
to rising feedstock costs
and other factors,
generally with 30 day lag
We have implemented 44
price increases since our
IPO in December 2009,
including 24 year-to-date
In periods in which LIFO
to FIFO impact is
minimal,  profit per ton
on a LIFO basis and a
FIFO basis converge,
demonstrating pass-
through of price
increases
Quarterly Impact of LIFO to FIFO Adjustment
Gross Profit per Ton @ LIFO
Gross Profit per Ton @ FIFO

30%

$92
$92
$111
Q1 10
Q4 10
Q1 11

Q1'11 vs. Q4'10
21%
Q1'11 vs. Q1'10
21%

Advanced Materials End Use Review

US $ in millions US $ in millions
Kraton pioneered soft-touch
applications, elastic film
compounds and other advanced
material solutions that are
widely used in applications that
include consumer products such
as toothbrushes, razors, power
tools and diapers; food and
medical packaging; impact-
resistant plastics and wire and
cable jacketing.
TTM Revenue Profile
End Use Revenue Sales Revenue

Paving and Roofing End Use Review

US $ in millions US $ in millions
Kraton’s innovative, recyclable
and cost-effective asphalt-
modification polymers deliver
superior durability and
elasticity performance over a
broad range of temperatures in
paving and roofing applications
such as roads and highways;
airports and industrial
pavements and shingles and
roofing membranes.
29%
$62
$64
$94
Q1 10 Q4 10 Q1 11
53%
48%
Q1'11 vs. Q1'10
Q1'11 vs. Q4'10
TTM Revenue Profile End Use Revenue Sales Revenue

Adhesives, Sealants and Coatings End Use Review

Kraton polymers can impart
flexibility, improved adhesion,
toughness, and water and
chemical resistance to various
products in the adhesives,
sealants and coatings market.
US $ in millions US $ in millions
TTM Revenue Profile End Use Revenue Sales Revenue
32%
$92
$93
$110
Q1 10 Q4 10 Q1 11
19%
18%
Q1'11 vs. Q1'10
Q1'11 vs. Q4'10

Kraton

7%

$14
$27
$20
Q1 10
Q4 10
Q1 11

FY 2008
$35
FY 2009
$61
FY 2010
$79
TTM Q1'11
$86

US $ in millions
Emerging Businesses End Use Review

US $ in millions
Kraton continues to develop
innovative formulations that
meet evolving customer needs,
including its Cariflex
TM
isoprene
rubber, which is used in
surgical gloves, condoms and
medical components, and its
NEXAR
TM
membrane
technology, which has
applications such as breathable
fabrics for performance
clothing and water purification.
TTM Revenue Profile
End Use Revenue
Sales Revenue

Appendix

Kraton Overview

Paving and
Roofing
Adhesives,
Sealants and
Coatings
Other
Emerging
Businesses
Advanced
Materials
North and South
America
Asia Pacific
Europe, Middle
East & Africa
(1) Adjusted EBITDA is GAAP EBITDA excluding management fees, restructuring and related charges, non-cash expenses, and the gain on extinguishment of debt.
(2) Management estimates.
2010 Revenue by End-Use
(2)
2010 Revenue by End-Use
(2)
Global SBC Market Leader
We invented and commercialized Styrenic Block
Copolymer (SBC) technology nearly 50 years ago
We hold leading market share positions in each of our
end-use markets providing industrial, consumer and
geographical diversification that is second to none
We design and manufacture customized SBC polymer and
compound solutions to meet our leading customers’
specific innovation needs
We produce the following:
Unhydrogenated Styrenic Block Copolymers (USBCs)
Hydrogenated Styrenic Block Copolymers (HSBCs)
Isoprene Rubber and Isoprene Rubber Latex
We currently offer approximately 800 products to more
than 700 customers, in over 60 countries
We employ approximately 880 people in 9 locations in all
major regions of the world
2010 revenue of $1,228 million and Adjusted EBITDA (1) of
$195 million; 16% margin

Leadership
Innovation-
Driven Top-
Line Growth
Earnings
Growth
Experience
High Barriers
to Entry
Clear leader in the fast growing, attractive SBC market
More than 1.6x the size of our largest competitor in each of our end-use markets
The only producer with a global footprint and service capabilities
Most-productive innovator of new SBC polymers
Successfully leveraging product knowledge and technical expertise to commercialize next generation of innovative solutions
Driven by compelling organic growth platforms, expanding presence in Asia, sustained volume growth and new product introductions
Margin enhancement through continued “Smart Pricing” strategy and innovation
Created meaningful operating leverage through significant improvement in cost structure
Investing capital in high-return projects – driving profitable growth in key products and geographies
Strong leadership team demonstrating continuous improvement in productivity, innovation and margin improvement
Patented technology, custom designed product, process excellence, global reach and customer relationships create strong competitive position that cannot be matched by existing or potential competitors
Competitive position allows for price leadership
Best-in-class service levels: 100% of products delivered on-demand on-time
Investment Highlights

SBCs Enhance Performance Attributes 22 We are a Highly Engineered, Performance Materials Business Durability Elasticity Impact Soft Touch Clarity Adhesion Recyclable

Unparalleled Global Manufacturing and Service Capability
Belpre, Ohio U.S.
Manufacturing Facility
Houston, Texas  U.S
Global Headquarters
Innovation Center
Paulinia, Brazil
Manufacturing Facility
Innovation Center
Mont St. Guibert, Belgium
Technical Service Office
Wesseling, Germany
Manufacturing Facility
Kashima, Japan
Innovation Center
Manufacturing
Joint Venture
Berre, France
Manufacturing Facility
Amsterdam,
Netherlands
Innovation Center
Shanghai, China
Customer Service and
Technical Center

73
67
81
Q1 10
Q4 10
Q1 11

$273
$288
$345
Q1 10
Q4 10
Q1 11

25.3%
20.6%
25.2%
$69
$59
$87
Q1 10
Q4 10
Q1 11

15.6%
11.9%
16.2%
$43
$34
$56
Q1 10
Q4 10
Q1 11

Volume (kT)
Selected Financial Trends – Q1 2011
(1) Adjusted EBITDA  is GAAP EBITDA excluding restructuring and related charges, non-cash compensation expenses, and loss on the extinguishment of debt.
Revenue
(US $ in Millions)
Gross Profit and Gross Margin
(US $ in Millions)
Adjusted EBITDA (1)
(US $ in Millions)
Adjusted
EBITDA
Margin

Historical Financial Summary
$91
$152
$68
$195
2007 2008 2009 2010
$151
$176
$255
$301
2007 2008 2009 2010
$1,066
$920
$1,171
$1,228
2007 2008 2009 2010
358
313
260
307
2007 2008 2009 2010
Volume (kT) Revenue (1)
Gross Profit Adjusted EBITDA (2)
Margin:           14.2%            21.8%           18.1%        24.5% Margin:         6.4%              13.0%               9.9%      15.8%
(1) Excludes by-product revenue.
(2) Adjusted EBITDA is GAAP EBITDA excluding management fees, restructuring and related charges, non-cash expenses, and the gain on extinguishment of debt.
US $ in millions

Selected 2011 Estimates
Working capital (excluding cash) as a % of revenue 25% to 27%
Capital spending $80 to $85 million
Interest expense (1) ~$31 million
Research & development ~$27 million
SG&A ~ $100 million
Depreciation and amortization ~$61 million
Book tax rate ~9%
(1)
Includes accelerated write-off of deferred financing costs associated with the debt refinancing of $5 million.

KRATON PERFORMANCE POLYMERS, INC. Credit Suisse Market Update June 2011